EXHIBIT 23

                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-10250, 33-39648, 33-88470, 33-88472 and 333-18869 of Parlex Corporation
on Form S-8 of our report dated August 5, 1998, appearing in this Annual Report on Form 10-K of Parlex Corporation for the year ended June 30, 1998.



Deloitte & Touche LLP

Boston, Massachusetts
September 28, 1998